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                                                                   EXHIBIT 10.23

                           AMENDMENT NUMBER 1 TO THE
                               ONEMAIN.COM, INC.
                       1999 EMPLOYEE STOCK PURCHASE PLAN


     WHEREAS, OneMain.com, Inc. (the "Corporation") maintains the OneMain.com, Inc. 1999 Employee Stock Purchase Plan (the "Plan");

     WHEREAS, the Corporation desires to amend the Plan to prohibit the participation of employees of less than 100% wholly-owned subsidiaries of the Corporation who reside in Missouri so as to satisfy certain Blue Sky laws;

     NOW, THEREFORE, the Plan is hereby amended as follows:

I. Section 4 is amended by the addition of the following sentence at the end of the paragraph, effective as of March 31, 1999:

          Notwithstanding the foregoing, the Board shall not approve the participation of an Affiliate that employs residents of Missouri if such Affiliate is not a wholly-owned subsidiary of the Company.

                               *    *    *     *

     In all respects not amended, the Plan is confirmed and ratified.



     IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed and delivered by its duly authorized officer on this 22nd day of April, 1999.

                                        ONEMAIN.COM, INC.

                                        By: /s/ Stephen E. Smith
                                           _____________________________
                                        Name:   Stephen E. Smith
                                        Title:  Chairman, President and CEO